                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant To Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       June 12, 1996
                                                 -----------------------------


                      PHILADELPHIA SUBURBAN CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Pennsylvania                     1-6659                     23-1702594
- ------------------          ------------------------     ----------------------
(State or other             (Commission File Number)         (IRS Employer
jurrisdiction of                                         Identification Number)
incorporation)


       762 Lancaster Avenue, Bryn Mawr, Pennsylvania                19010
       ---------------------------------------------             ----------
         (Address of principal executive offices)                (Zip Code)


                                (610) 527-8000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)



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Item 5.   Other Events.
          -------------

          The disclosure contained in the Press Release attached hereto as Exhibit 1 is incorporated by reference herein.












































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                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PHILADELPHIA SUBURBAN CORPORATION



Date: June 12, 1996                      /s/ Roy H. Stahl
                                         ----------------------------------
                                         Name:    Roy H. Stahl
                                         Title:   Senior Vice President and
                                                  General Counsel































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                                EXHIBIT INDEX
                                -------------

Exhibit                                                                    Page
- -------                                                                    ----

   1     Press release dated June 12, 1996                                   5







































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